                        DELAWARE GROUP CASH RESERVE, INC.

                            CERTIFICATE OF CORRECTION


         Delaware Group Cash Reserve, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies, in accordance with Section 1-207 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

         FIRST: This Certificate of Correction corrects Articles Supplementary to Articles of Incorporation of the Corporation filed with the State Department of Assessments and Taxation of Maryland on April 29, 1994 (the "Articles Supplementary").

         SECOND: The only party to the
         Articles Supplementary is the
         Corporation.

         THIRD: A.  As filed, Articles FIRST
         AND SECOND of the Articles
         Supplementary state:

         FIRST: The Board of Directors of the Corporation has adopted resolutions classifying a third class of shares of Common Stock of the Corporation as the Cash Reserve B Class and allocating 2,000,000,000 shares of authorized, unissued and unclassified Common Stock, par value $.001 per share, to the Cash Reserve B Class (the "B Class").

         SECOND: The shares of the B Class shall represent proportionate interests in the same portfolio of investments as the shares of the Delaware Cash Reserve (Institutional) class and the Delaware Cash Reserve class of the Corporation. The shares of the B Class shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as the shares of the Delaware Cash Reserve (Institutional) class and the Delaware Cash Reserve class, all as set forth in the Articles of Incorporation of the Corporation, except for the differences hereafter set forth:

         1. The dividends and distributions of investment income and capital gains with respect to the B Class of shares of Common Stock shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary with respect to such class from the dividends and distributions of investment income and capital gains with respect to the other classes of Common Stock of the Corporation to reflect differing allocations of the expenses of the Corporation among the classes and any resultant difference among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income and capital gains and expenses and liabilities of the Corporation among the three classes of Common Stock of the Corporation shall be determined by the Board of Directors in a manner that is consistent with the orders, as applicable, dated April 10, 1987 and November 9, 1992 (Investment Company Act of 1940 Release Nos. 15675 and 19086) issued by the Securities and Exchange Commission, and any existing or future amendment to such orders or any rule or interpretation under the Investment Company Act of 1940, as amended, that modifies or supersedes such orders;

         2. Except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, the holders of the B Class shares shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the B Class shares, including without limitation, the provisions of any Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (a "Distribution Plan") applicable to the B Class and (ii) no voting rights with respect to the provisions of any Distribution Plan applicable to the existing classes of Common Stock or with regard to any other matter submitted to a vote of stockholders which does not affect holders of the B Class shares.

         3. (a) Each share of the B Class, other than shares described in paragraph (3)(b) herein, shall be converted automatically, and without any action or choice on the part of the holder thereof, into shares of the Delaware Cash Reserve class on the Conversion Date. The term "Conversion Date" when used herein shall mean a date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, that is no later than three months after either (i) the date on which the eighth anniversary of the date of issuance of the share occurs, or (ii) any such other anniversary date as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time; provided that any such other anniversary date determined by the Board of Directors shall be a date that will occur prior to the anniversary date set forth in clause (i) and any such other date theretofore determined by the Board of Directors pursuant to this clause (ii); but further provided that, subject to the provisions of the next sentence, for any shares of the B Class acquired through an exchange, or through a series of exchanges, as permitted by the Corporation as provided in the Corporation's prospectus, as such prospectus may be amended from time to time, from another investment company (an "eligible investment company"), the Conversion Date shall be the conversion date applicable to the shares of stock of the eligible investment company originally subscribed for in lieu of the Conversion Date of any stock acquired through exchange if such eligible investment company issuing the stock originally subscribed for had a conversion feature, but not later than the Conversion Date determined under (i) above. For the purpose of calculating the holding period required for conversion, the date of issuance of a share of the B Class shall mean (i) in the case of a share of the B Class obtained by the holder thereof through an original subscription to the Corporation, the date of the issuance of such share of the B Class, or (ii) in the case of a share of the B Class obtained by the holder thereof through an exchange, or through a series of exchanges, from an eligible investment company, the date of issuance of the share of the eligible investment company to which the holder originally subscribed.

         (b) Each share of the B Class (i) purchased through the automatic reinvestment of a dividend or distribution with respect to the B Class or the corresponding B Class of any other investment company issuing such class of shares or (ii) issued pursuant to an exchange privilege granted by the Corporation in an exchange or series of exchanges for shares originally purchased through the automatic reinvestment of a dividend or distribution with respect to shares of capital stock of an eligible investment company shall be segregated in a separate sub-account on the stock records of the Corporation for each of the holders of record thereof. On any Conversion Date, a number of the shares held in the separate sub-account of the holder of record of the share or shares being converted, calculated in accordance with the next following sentence, shall be converted automatically, and without any action or choice on the part of the holder, into shares of the Delaware Cash Reserve class. The number of shares in the holder's separate sub-account so converted shall (i) bear the same ratio to the total number of shares maintained in the separate sub-account on the Conversion Date (immediately prior to conversion) as the number of shares of the holder converted on the Conversion Date pursuant to paragraph (3)(a) hereof bears to the total number of B Class shares of the holder of the Conversion Date (immediately prior to conversion) after subtracting the shares then maintained in the holder's separate sub-account, or (ii) be such other number as may be calculated in such other manner as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time.

         (c) The number of shares of the Delaware Cash Reserve class into which a share of the B Class is converted pursuant to paragraphs 3(a) and 3(b) hereof shall equal the number (including for this purpose fractions of a shares) obtained by dividing the net asset value per share of the B Class for purposes of sales and redemption thereof on the Conversion Date by the net asset value per share of the Delaware Cash Reserve class for purposes of sales redemption thereof on the Conversion Date.

         (d) On the Conversion Date, the shares of the B Class converted into shares of the Delaware Cash Reserve class will no longer be deemed outstanding and the rights of the holders thereof (except the right to receive (i) the number of shares of the Delaware Cash Reserve class into which the shares of the B Class have been converted and (ii) declared but unpaid dividends to the Conversion Date or such other date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time and (iii) the right to vote converting shares of the B Class held as of any record date occurring on or before the Conversion Date and theretofore set with respect to any meeting held after the Conversion Date) will cease. Certificates representing shares of the Delaware Cash Reserve class resulting from the conversion need not be issued until certificates representing shares of the B Class converted, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

         (e) The automatic conversion of the B Class into the Delaware Cash Reserve class as set forth in paragraphs 3(a) and 3(b) of this Article SECOND shall be suspended at any time that the Board of Directors determines (i) that there is not available a reasonably satisfactory opinion of counsel to the effect that (x) the assessment of the higher fee under the Distribution Plan with respect to the B Class does not result in the Corporation's dividends or distributions constituting a "preferential dividend" under the Internal Revenue Code of 1986, as amended, and (y) the conversion of the B Class does not constitute a taxable event under federal income tax law, or (ii) any other condition to conversion set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, is not satisfied.

         (f) The automatic conversion of the B Class into the Delaware Cash Reserve class as set forth in paragraphs 3(a) and 3(b) hereof may also be suspended by action of the Board of Directors at any time that the Board of Directors determines such suspension to be appropriate in order to comply with, or satisfy the requirements of the Investment Company Act of 1940, as amended, and in effect from time to time, or any rule, regulation or order issued thereunder relating to voting by the holders of the B Class on any Distribution Plan with respect to the Delaware Cash Reserve class and in effect from time to time, and in connection with, or in lieu of, any such suspension, the Board of Directors may provide holders of the B Class with alternative conversion or exchange rights into other classes of stock of the Corporation in a manner consistent with the law, rule, regulation or order giving rise to the possible suspension of the conversion right.

         B. Articles FIRST and SECOND of the
         Articles Supplementary, as corrected, state:

         FIRST: The Board of Directors of the Corporation has adopted resolutions classifying a third class of shares of Common Stock of the Corporation as the Cash Reserve B Class of the Cash Reserve Series and allocating 2,000,000,000 shares of authorized, unissued and unclassified Common Stock, par value $.001 per share, to the Cash Reserve B Class (the "B Class").

         SECOND: The shares of the B Class shall represent proportionate interests in the same portfolio of investments as the shares of the Original Class and the Consultant Class of the Cash Reserve Series of the Corporation. The shares of the B Class shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as the shares of the Original Class and the Consultant Class of the Cash Reserve Series, all as set forth in the Articles of Incorporation of the Corporation, except for the differences hereafter set forth:

         1. The dividends and distributions of investment income and capital gains with respect to the B Class of shares of the Cash Reserve Series shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary with respect to such class from the dividends and distributions of investment income and capital gains with respect to the other classes of the Cash Reserve Series of the Corporation to reflect differing allocations of the expenses of the Corporation among the classes and any resultant difference among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income and capital gains and expenses and liabilities of the Corporation among the three classes of the Cash Reserve Series of the Corporation shall be determined by the Board of Directors in a manner that is consistent with the orders, as applicable, dated April 10, 1987 and November 9, 1992 (Investment Company Act of 1940 Release Nos. 15675 and 19086) issued by the Securities and Exchange Commission, and any existing or future amendment to such orders or any rule or interpretation under the Investment Company Act of 1940, as amended, that modifies or supersedes such orders;

         2. Except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, the holders of the B Class shares shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the B Class shares, including without limitation, the provisions of any Distribution Plan adopted pursuant to Rule 12b- under the Investment Company Act of 1940, as amended, (a "Distribution Plan") applicable to the B Class and (ii) no voting rights with respect to the provisions of any Distribution Plan applicable to the existing classes of the Cash Reserve Series or with regard to any other matter submitted to a vote of stockholders which does not affect holders of the B class shares.

         3. (a) Each share of the B Class, other than shares described in paragraph (3)(b) herein, shall be converted automatically, and without any action or choice on the part of the holder thereof, into shares of the Consultant Class on the Conversion Date. The term "Conversion Date" when used herein shall mean a date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, that is no later than three months after either (i) the date on which the eighth anniversary of the date of issuance of the share occurs, or (ii) any such other anniversary date as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time; provided that any such other anniversary date determined by the Board of Directors shall be a date that will occur prior to the anniversary date set forth in clause
         (i) and any such other date theretofore determined by the Board of Directors pursuant to this clause (ii); but further provided that, subject to the provisions of the next sentence, for any shares of the B Class acquired through an exchange, or through a series of exchanges, as permitted by the Corporation as provided in the Corporation's prospectus, as such prospectus may be amended from time to time, from another investment company (an "eligible investment company"), the Conversion Date shall be the conversion date applicable to the shares of stock of the eligible investment company originally subscribed for in lieu of the Conversion Date of any stock acquired through exchange if such eligible investment company issuing the stock originally subscribed for had a conversion feature, but not later than the Conversion Date determined under (i) above. For the purpose of calculating the holding period required for conversion, the date of issuance of a share of the B Class shall mean (i) in the case of a share of the B Class obtained by the holder thereof through an original subscription to the Corporation, the date of the issuance of such share of the B Class, or (ii) in the case of a share of the B Class obtained by the holder thereof through an exchange, or through a series of exchanges, from an eligible investment company, the date of issuance of the share of the eligible investment company to which the holder originally subscribed.

         (b) Each share of the B Class (i) purchased through the automatic reinvestment of a dividend or distribution with respect to the B Class or the corresponding B Class of any other investment company issuing such class of shares or (ii) issued pursuant to an exchange privilege granted by the Corporation in an exchange or series of exchanges for shares originally purchased through the automatic reinvestment of a dividend or distribution with respect to shares of capital stock of an eligible investment company shall be segregated in a separate sub-account on the stock records of the Corporation for each of the holders of record thereof. On any Conversion Date, a number of the shares held in the separate sub-account of the holder of record of the share or shares being converted, calculated in accordance with the next following sentence, shall be converted automatically, and without any action or choice on the part of the holder, into shares of the Consultant Class. The number of shares in the holder's separate sub-account so converted shall (i) bear the same ratio to the total number of shares maintained in the separate sub-account on the Conversion Date (immediately prior to conversion) as the number of shares of the holder converted on the Conversion Date pursuant to paragraph (3)(a) hereof bears to the total number of B class shares of the holder on the Conversion Date (immediately prior to conversion) after subtracting the shares then maintained in the holder's separate sub-account, or (ii) be such other number as may be calculated in such other manner as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time.

         (c) The number of shares of the Consultant Class into which a share of the B Class is converted pursuant to paragraphs 3(a) and 3(b) hereof shall equal the number (including for this purpose fractions of a share) obtained by dividing the net asset value per share of the B Class for purposes of sales and redemption thereof on the Conversion Date by the net asset value per share of the Consultant class for purposes of sales and redemption thereof on the Conversion Date.

         (d) On the Conversion Date, the shares of the B class converted into shares of the Consultant Class will no longer be deemed outstanding and the rights of the holders thereof (except the right to receive (i) the number of shares of the Consultant Class into which the shares of the B Class have been converted and (ii) declared but unpaid dividends to the Conversion Date or such other date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time and
         (iii) the right to vote converting shares of the B Class held as of any record date occurring on or before the Conversion Date and theretofore set with respect to any meeting held after the Conversion Date) will cease. Certificates representing shares of the B Class converted, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

         (e) The automatic conversion of the B Class into the Consultant Class as set forth in paragraphs 3(a) and 3(b) of this Article SECOND shall be suspended at any time that the Board of Directors determines (i) that there is not available a reasonably satisfactory opinion of counsel to the effect that (x) the assessment of the higher fee under the Distribution Plan with respect to the B Class does not result in the Corporation's dividends or distributions constituting a "preferential dividend" under the Internal Revenue Code of 1986, as amended, and (y) the conversion of the B Class does not constitute a taxable event under federal income tax law, or (ii) any other condition to conversion set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, is not satisfied.

         (f) The automatic conversion of the B Class into the Consultant Class as set forth in paragraphs 3(a) and 3(b) hereof may also be suspended by action of the Board of Directors at any time that the Board of Directors determines such suspension to be appropriate in order to comply with, or satisfy the requirements of the Investment Company Act of 1940, as amended, and in effect from time to time, or any rule, regulation or order issued thereunder relating to voting by the holders of the B Class on any Distribution Plan with respect to the Consultant Class and in effect from time to time, and in connection with, or in lieu of, any such suspension, the Board of Directors may provide holders of the B Class with alternative conversion or exchange rights into other classes of stock of the Corporation in a manner consistent with the law, rule, regulation or order giving rise to the possible suspension of the conversion right.


         IN WITNESS WHEREOF, Delaware Group Cash Reserve,
Inc. has caused this Certificate of Correction to be signed in its name and on its behalf this 2nd day of May, 1994.

         DELAWARE GROUP CASH RESERVE, INC.

         By:/s/George M. Chamberlain, Jr.
            -----------------------------
            George M. Chamberlain, Jr.
            Senior Vice President

ATTEST:

/s/Eric E. Miller
--------------------
Eric E. Miller
Assistant Secretary

         THE UNDERSIGNED, Senior Vice President of DELAWARE GROUP CASH RESERVE, INC., who executed on behalf of the said Corporation the foregoing Certificate of Correction, of which this instrument is made a part, hereby acknowledges, in the name of and on behalf of said Corporation, said Certificate of Correction to be the corporate act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects, under the penalties of perjury.


/s/George M. Chamberlain, Jr.
-----------------------------
George M. Chamberlain, Jr.
Senior Vice President

                        DELAWARE GROUP CASH RESERVE, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                            ARTICLES OF INCORPORATION


         Delaware Group Cash Reserve, Inc., a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors of the Corporation has adopted resolutions classifying a third class of shares of Common Stock of the Corporation as the Cash Reserve B Class and allocating 2,000,000,000 shares of authorized, unissued and unclassified Common Stock, par value $.001 per share, to the Cash Reserve B Class (the "B Class").

SECOND: The shares of the B Class shall represent proportionate interests in the same portfolio of investments as the shares of the Delaware Cash Reserve (Institutional) class and the Delaware Cash Reserve class of the Corporation. The shares of the B Class shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption as the shares of the Delaware Cash Reserve (Institutional) class and the Delaware Cash Reserve class, all as set forth in the Articles of Incorporation of the Corporation, except for the difference hereafter set forth:

1. The dividends and distributions of investment income and capital gains with respect to the B Class of shares of Common Stock shall be in such amounts as may be declared from time to time by the Board of Directors, and such dividends and distributions may vary with respect to such class from the dividends and distributions of investment income and capital gains with respect to the other classes of Common Stock of the Corporation to reflect differing allocations of the expenses of the Corporation among the classes and nay resultant difference among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors may deem appropriate. The allocation of investment income and capital gains and expenses and liabilities of the Corporation among the three classes of Common Stock of the Corporation shall be determined by the Board of Directors in a manner that is consistent with the orders, as applicable, dated April 10, 1987 and November 9, 1992 (Investment Company Act of 1940 Release Nos. 15675 and 19086) issued by the Securities and Exchange Commission, and any existing or future amendment to such orders or any rule or interpretation under the Investment Company Act of 1940; as amended, that modifies or supersedes such orders;

2. Except as may otherwise be required by law pursuant to any applicable order, rule or interpretation issued by the Securities and Exchange Commission, or otherwise, the holders of the B Class shares shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the B Class shares, including without limitation, the provisions of any Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, (a "Distribution Plan") applicable to the B Class and (ii) no voting rights with respect to the provisions of any Distribution Plan applicable to the existing classes of Common Stock or with regard to any other matter submitted to a vote of stockholders which does not affect holders of the B Class shares.

3. (a) Each share of the B Class, other than shares described in paragraph
(3)(b) herein, shall be converted automatically, and without any action or choice on the part of the holder thereof, into shares of the Delaware Cash Reserve class on the Conversion Date. The term "Conversion Date" when used herein shall mean a date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, that is no later than three months after either (i) the date on which the eighth anniversary of the date of issuance of the share occurs, or (ii) any such other anniversary date as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time; provided that any such other anniversary date determined by the Board of Directors shall be a date that will occur prior to the anniversary date set forth in clause (i) and any such other date theretofore determined by the Board of Directors pursuant to this clause (ii); but further provided that, subject to the provisions of the next sentence, for any shares of the B Class acquired through an exchange, or through a series of exchanges, as permitted by the Corporation as provided in the Corporation's prospectus, as such prospectus may be amended from time to time, from another investment company (an "eligible investment company"), the Conversion Date shall be the conversion date applicable to the shares of stock of the eligible investment company originally subscribed for in lieu of the Conversion Date of any stock acquired through exchange if such eligible investment company issuing the stock originally subscribed for had a conversion feature, but not later than the Conversion Date determined under (i) above. For the purpose of calculating the holding period required for conversion, the date of issuance of a share of the B Class shall mean (i) in the case of a share of the B Class obtained by the holder thereof through an original subscription to the Corporation, the date of the issuance of such share of the B Class, or (ii) in the case of a share of the B Class obtained by the holder thereof through an exchange, or through a series of exchanges, from an eligible investment company, the date of issuance of the share of the eligible investment company to which the holder originally subscribed.

(b) Each share of the B Class (i) purchased through the automatic reinvestment of a dividend or distribution with respect to the B Class or the corresponding B Class of any other investment company issuing such class of shares or (ii) issued pursuant to an exchange privilege granted by the Corporation in an exchange or series of exchanges for shares originally purchased through the automatic reinvestment of a dividend or distribution with respect to shares of capital stock of an eligible investment company shall be segregated in a separate sub-account on the stock records of the Corporation for each of the holders of record thereof. On any Conversion Date, a number of the shares held in the separate sub-account of the holder of record of the share or shares being converted, calculated in accordance with the next following sentence, shall be converted automatically, and without any action or choice on the part of the holder, into shares of the Delaware Cash Reserve class. The number of shares in the holder's separate sub-account so converted shall (i) bear the same ratio to the total number of shares maintained in the separate sub-account on the Conversion Date (immediately prior to conversion) as the number of shares of the holder converted on the Conversion Date pursuant to paragraph (3)(a) hereof bears to the total number of B Class shares of the holder on the Conversion Date (immediately prior to conversion) after subtracting the shares then maintained in the holder's separate sub-account, or (ii) be such other number as may be calculated in such other manner as may be determined by the Board of Directors and set forth in the Corporation's prospectus, as such prospectus may be amended from time to time.

(c) The number of shares of the Delaware Cash Reserve class into which a share of the B Class is converted pursuant to paragraphs 3(a) and 3(b) hereof shall equal the number (including for this purpose fractions of a share) obtained by dividing the net asset value per share of the B Class for purposes of sales and redemption thereof on the Conversion Date by the net asset value per share of the Delaware Cash Reserve class for purposes of sales and redemption thereof on the Conversion Date.

(d) On the Conversion Date, the shares of the B Class converted into shares of the Delaware Cash Reserve class will no longer be deemed outstanding and the rights of the holders thereof (except the right to receive (i) the number of shares of the Delaware Cash Reserve class into which the shares of the B Class have been converted and (ii) declared but unpaid dividends to the Conversion Date or such other date set forth in the Corporation's prospectus, as such prospectus may be amended from time to time and (iii) the right to vote converting shares of the B Class held as of any record date occurring on or before the Conversion Date and theretofore set with respect to any meeting held after the Conversion Date) will cease. Certificates representing shares of the Delaware Cash Reserve class resulting from the conversion need not be issued until certificates representing shares of the B Class converted, if issued, have been received by the Corporation or its agent duly endorsed for transfer.

(e) The automatic conversion of the B Class into the Delaware Cash Reserve class as set forth in paragraphs 3(a) and 3(b) of this Article SECOND shall be suspended at any time that the Board of Directors determines (i) that there is not available a reasonably satisfactory opinion of counsel to the effect that
(x) the assessment of the higher fee under the Distribution Plan with respect to the B Class does not result in the Corporation's dividends or distributions constituting a "preferential dividend" under the Internal Revenue Code of 1986, as amended, and (y) the conversion of the B Class does not constitute a taxable event under federal conversion set forth in the Corporation's prospectus, as such prospectus may be amended from time to time, is not satisfied.

(f) The automatic conversion of the B Class into the Delaware Cash Reserve class as set forth in paragraphs 3(a) and 3(b) hereof may also be suspended by action of the Board of Directors at any time that the Board of Directors determines such suspension to be appropriate in order to comply with, or satisfy the requirements of the Investment Company Act of 1940, as amended, and in effect from time to time, or any rule, regulation or order issued thereunder relating to voting by the holders of the B class on any Distribution Plan with respect to the Delaware Cash Reserve class and in effect from time to time, and in connection with, or in lieu of, any such suspension, the Board of Directors may provide holders of the B Class with alternative conversion or exchange rights into other classes of stock of the Corporation in a manner consistent with the law, rule, regulation or order giving rise to the possible suspension of the conversion right.

THIRD: The shares of the B Class have been classified by the Board of Directors pursuant to authority contained in the Articles of Incorporation of the Corporation.

         IN WITNESS WHEREOF, Delaware Group Cash Reserve,
Inc. has caused these Articles Supplementary to be signed in its name and on its behalf this 20th day of April, 1994.

         DELAWARE GROUP CASH RESERVE, INC.

         By:/s/George M. Chamberlain, Jr.
            -----------------------------
            George M. Chamberlain, Jr.
            Senior Vice President

ATTEST:

/s/Eric E. Miller
--------------------
Eric E. Miller
Assistant Secretary

                        DELAWARE GROUP CASH RESERVE, INC.

                              ARTICLES OF AMENDMENT


         DELAWARE GROUP CASH RESERVE, INC., a Maryland corporation having its principal office in Baltimore City, Maryland, and having its resident agent located at Baltimore City, Maryland (hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

FIRST: The Articles of Incorporation of the Corporation are hereby amended by deleting the first four paragraphs of Article FIFTH in their entirety and the following paragraphs shall be inserted in lieu thereof:

         FIFTH: The total number of shares of stock which the Corporation shall have authority to issue is Ten Billion (10,000,000,000) shares of stock, with a par value of one tenth of One Cent ($.001) per share, to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of Ten Million Dollars ($10,000,000).

         Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of Common Stock of the Corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

         Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the Corporation shall have the power to designate one or more series of shares of Common Stock and sub-series (classes) thereof, and to classify or reclassify any issued shares with respect to such series or sub-series thereof, and such series and sub-series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine, unless inconsistent with this Article FIFTH.

         Subject to the aforesaid power of the Board of Directors, one series of shares is hereby designated and classified as the Cash Reserve Series and Two Billion Five Hundred Million (2,500,000,000) shares of Common Stock (par value $.001 per share) are hereby initially classified and allocated to such series. Two sub-series of the Cash Reserve Series are hereby designated and Classified as: the Original Class, and Two Billion (2,000,000,000) shares of Common Stock (par value $.001 per share) are classified and allocated to such sub-series and the Consultant Class, and Five Hundred Million (500,000,000) shares of Common Stock (par value $.001 per share) are classified and allocated to such sub-series. At any time when there are no shares outstanding or subscribed for a particular series or sub-series previously established and designated herein or by the Board of Directors, the series or sub-series may be eliminated by the Board of Directors by the same means.

SECOND: The amendment of the charter of the Corporation increases the authorized stock of the Corporation:

1. Immediately before the amendment, the Corporation had the authority to issue a total of One Billion (1,000,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, such shares of Common Stock having an aggregate par value of Ten Million Dollars ($10,000,000).

         Prior to the amendment, one series of shares was designated and classified as the Cash Reserve Series and Two Hundred Fifty Million (250,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series. Two sub-series of the Cash Reserve Series were designated and classified as: the Original Class, and Two Hundred Million (200,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such sub-series and the Consultant Class, and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such sub-series.

2. Immediately after the amendment, the total number of shares of stock which the Corporation has authority to issue is Ten Billion (10,000,000,000) shares of stock, with a par value of one-tenth of One Cent ($.001) per share, designated as Common Stock, such shares of Common Stock having an aggregate par value of Ten Million Dollars ($10,000,000).

         After the amendment, one series of shares is designated and classified as the Cash Reserve Series and Two Billion Five Hundred Million (2,500,000,000) shares of Common Stock (par value $.001 per share) are classified and allocated to such series. Two sub-series of the Cash Reserve Series are designated and classified as: the Original Class, and Two Billion (2,000,000,000) shares of Common Stock (par value $.001 per share) are classified and allocated to such sub-series and the Consultant Class, and Five Hundred Million (500,000,000) shares of Common Stock (par value $.001 per share) are classified and allocated to such sub-series.

3. The description of each class of stock, including the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption were not changed by the amendment.

THIRD: The Board of Directors of the Corporation, at a meeting duly convened and held on November 15, 1990, adopted a resolution in which was set forth the foregoing amendment to the Articles of Incorporation, declaring that the said amendment was advisable, and directing that it be submitted for action thereon by the sole stockholder at a special or the next annual meeting of stockholders, or in lieu thereof, that the required approval be obtained by written consent which sets forth the action and is signed by the sole stockholder entitled to vote on the matter.

FOURTH: Notice setting forth a summary of the changes to be effected by said amendment of the Articles of Incorporation and stating that an amendment of the Articles of Incorporation was advisable and that a purpose of the meeting of the sole stockholder would be to take action thereon, was given as required by law, to the sole stockholder entitled to vote thereon.

FIFTH: The amendment of the Articles of Incorporation of the Corporation as hereinabove set forth was approved by the sole stockholder of the Corporation at said meeting by the affirmative vote of all the votes entitled to be cast thereon.

SIXTH: The Articles of Amendment shall become effective on January 1, 1991.

         IN WITNESS WHEREOF, DELAWARE GROUP CASH RESERVE,
INC. has caused these presents to be signed in its name and on its behalf by its President and attested by its Secretary, on December 18, 1990.

         DELAWARE GROUP CASH RESERVE, INC.

         By:/s/Wayne A. Stork
            -------------------
            Wayne A. Stork
            President


Attest:



/s/George M. Chamberlain, Jr.
------------------------------
George M. Chamberlain, Jr.


         THE UNDERSIGNED, President of DELAWARE GROUP CASH RESERVE, INC., who executed on behalf of said Corporation the foregoing Articles of Amendment, of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation act of said Corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


         /s/Wayne A. Stork
         ------------------
         Wayne A. Stork
         President

COMMONWEALTH OF PENNSYLVANIA:
         : SS
COUNTY OF PHILADELPHIA:


         THIS IS TO CERTIFY that on this 18th day of December, 1990, before me, the subscriber, a Notary Public in and for the Commonwealth of Pennsylvania, personally appeared WAYNE A STORK and GEORGE M. CHAMBERLAIN, JR. and acknowledged the foregoing Articles of Amendment of Delaware Group Cash Reserve, Inc. to be their act and deed and that the facts therein stated are truly set forth.

         WITNESS my hand and Notarial Seal the day and year last above written.



         /s/Rita P. Maquire
         -------------------
         Rita P. Maguire
         Notary Public

My Commission Expires:  March 21, 1993

                            ARTICLES OF INCORPORATION
                                       OF
                        DELAWARE GROUP CASH RESERVE, INC.


         FIRST: The undersigned, Eric E. Miller, whose post office address is One Commerce Square, Philadelphia, Pennsylvania 19103, and being at least eighteen years of age, does hereby cause to be filed these Articles of Incorporation for the purpose of forming a corporation under the General Corporation Law of the State of Maryland.

         SECOND: The name of the corporation is Delaware
Group Cash Reserve, Inc.

         THIRD: The purpose for which the corporation is formed is to operate as an investment company and to exercise all of the powers and to do any and all of the things as fully and to the same extent as any other corporation incorporated under the laws of the State of Maryland, now or hereinafter in force, including, without limitation, the following:

         1. To purchase, hold, invest and reinvest in, sell, exchange, transfer, mortgage, and otherwise acquire and dispose of securities of every kind, character and description.

         2. To exercise all rights, powers and privileges with reference to or incident to ownership, use and enjoyment of any of such securities, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell negotiate, assign, exchange, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities.

         3. To purchase or otherwise acquire, own, hold, sell, exchange, assign, transfer, mortgage, pledge or otherwise dispose of, property of all kinds.

         4. To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situate; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.

         5. To borrow or raise moneys for any of the purposes of the corporation, and to mortgage or pledge the whole or any part of the property and franchises of the corporation, real, personal, and mixed, tangible or intangible, and wheresoever situate.

         6. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.

         7. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in, to the extent permitted under the General Corporation Law of the State of Maryland, capital stock, bonds, debentures and other securities of the corporation, from time to time, to such extent as the Board of Directors shall, consistent with the provisions of these Articles of Incorporation, determine; and to repurchase, reacquire and redeem, to the extent permitted under the General Corporation Law of the State of Maryland, from time to time, the shares of its own capital stock, bonds, debentures and other securities.

         The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the corporation, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the corporation by the laws of the State of Maryland or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

         FOURTH: The post office address of the principal office of the corporation in the State of Maryland is:

         c/o The Corporation Trust, Incorporated
         32 South Street
         Baltimore, Maryland  21202

         The name and post office address of the initial resident agent of the corporation in the State of Maryland is:

         The Corporation Trust, Incorporated
         32 South Street
         Baltimore, Maryland  21202

         FIFTH: The total number of shares of stock which the corporation shall have authority to issue is One Billion (1,000,000,000) shares of stock, with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of Ten Million Dollars ($10,000,000).

         Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of Common Stock of the corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration as may be fixed from time to time pursuant to the direction of the Board of Directors.

         Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the corporation shall have the power to designate one or more series of shares of Common Stock and sub-series (classes) thereof, and to classify or reclassify any unissued shares with respect to such series or sub-series thereof, and such series and sub-series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine, unless inconsistent with this Article FIFTH.

         Subject to the aforesaid power of the Board of Directors, one series of shares is hereby designated and classified as the Cash Reserve Series and Two Hundred Fifty Million (250,000,000) shares of Common Stock (par value $.01 per share) are hereby initially classified and allocated to such series. Two sub-series of the Cash Reserve Series are hereby designated and classified as : the Original Class, and Two Hundred Million (200,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such sub-series and the Consultant class, and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such sub-series. At any time when there are no shares outstanding or subscribed for a particular series or sub-series previously established and designated herein or by the Board of Directors, the series or sub-series may be eliminated by the Board of Directors by the same means.

         Each share of a series shall have equal rights with each other share of that series with respect to the assets of the corporation pertaining to that series. The dividends payable to the holders of any sub-series (subject to any applicable rules, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) may be charged with any pro rata portion of distribution expenses paid pursuant to a Plan of Distribution adopted by such sub-series in accordance with Investment Company Act of 1940 Rule 12b-1 (or any successor thereto), which dividend shall be determined as directed by the Board and need not be individually declared, but may be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Incorporation to Common Stock or series of stock shall apply without discrimination to the shares of each series of stock.

         The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock then standing in his or her name in the books of the corporation. On any matter submitted to a vote of shareholders, all shares of the corporation then issued and outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (1) when otherwise expressly provided by the Maryland General Corporation Law, or (2) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series, or sub-series; and (3) when the matter does not affect any interest of the particular series or sub-series, then only shareholders of affected series or sub-series shall be entitled to vote thereon. Holders of shares of stock of the corporation shall not be entitled to cumulative voting in the election of directors or on any other matter.

         Each series of stock of the corporation shall have the following powers, preferences and participating, voting, or other special rights and the qualifications, restrictions, and limitations thereof shall be as follows:

         1. All consideration received by the corporation for the issue or sale of stock of each series, together with all income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to the series of shares of stock with respect to which such assets, payments or funds were received by the corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the corporation. Such assets, income, earnings, profit and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" such series.

         2. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series of stock; provided, such dividends or distributions on shares of any series of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series.

         3. The Board of Directors shall have the power in its discretion to distribute to the shareholders of the corporation or to the shareholders of any series thereof in any fiscal year as dividends, including dividends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or any series thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereof, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the corporation or any series thereof for Federal income tax in respect of that year and to make other appropriate adjustments in connection therewith.

         4. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the corporation or any series or class of the corporation as may be permitted or required under the IRC as presently in effect or as amended, without the vote of shareholders of the corporation or any series thereof.

         5. In the event of the liquidation or dissolution of the corporation, shareholders of each series shall be entitled to receive, as a series, out of the assets of the corporation available for distribution to shareholders, but other than general assets not belonging to any particular series of stock, the assets belonging to such series, and the assets so distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of such series held by them and recorded on the books of the corporation. In the event that there are any general assets not belonging to any particular series of stock and available for distribution, such distribution shall be made to the holders of stock of all series in proportion to the net asset value of the respective series determined as hereinafter provided.

         6. The assets belonging to any series of stock shall be charged with the liabilities in respect to such series, and shall also be charged with its share of the general liabilities of the corporation, in proportion to the net asset value of the respective series determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same as to a given series, and as to whether the same or general assets of the corporation are allocable to one or more series.

         7. The Board of Directors may provide for a holder of any series of stock of the corporation, who surrenders his certificate in good form for transfer to the corporation or, if the shares in question are not represented by certificates, who delivers to the corporation a written request in good order signed by the shareholder, to convert the shares in question on such basis as the Board may provide, into shares of stock of any other series of the corporation.

         8. The holders of the shares of Common Stock or other securities of the corporation shall have no preemptive rights to subscribe to new or additional shares of its Common Stock or other securities.

         SIXTH: The number of directors of the corporation shall be such number as may from time to time be fixed by the By-Laws of the corporation or pursuant to authorization contained in such By-Laws; provided, notwithstanding anything herein to the contrary, the board of directors shall initially consist of nine directors until such time as the number of directors is fixed as stated above. The name of the directors who shall act as such until successors are duly chosen and qualify are: John H. Durham, Walter P. Babich, Dr. John J. Connolly, William Buchanan Gold, Jr., Leonard M. Harlan, Ann R. Leven, W. Thacher Longstreth, J. Permar Richards, and Anthony D. Knerr.

         SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation:

         1. The Board of Directors shall have power to fix an initial offering price for the shares of any series which shall yield to the corporation not less than the par value thereof, at which price the shares of the Common Stock of the corporation shall be offered for sale, and to determine from time to time thereafter the offering price which shall yield to the corporation not less than the par value thereof from sales of the shares of its Common Stock; provided, however, that no shares of the Common Stock of the corporation shall be issued or sold for a consideration which shall yield to the corporation less than the net asset value of shares of such series determined as hereinafter provided, as of the business day on which such shares are sold, or at such other times set by the Board of Directors, except in the case of shares of such Common Stock issued in payment of a dividend properly declared and payable.

         Notwithstanding anything in these Articles of Incorporation to the contrary, the Board of Directors shall have power to establish in its absolute discretion the basis or method for determining the value of the assets belonging to any class or series, and the net asset value of each share of any class or series of the corporation for purposes of sales, redemptions, repurchases of shares or otherwise.

         The net asset value of the property and assets of any series of the corporation shall be determined in accordance with the Investment Company Act of 1940, as amended, and with generally accepted accounting principles, and at such times as the Board of Directors may direct, by deducting from the total market or appraised value of all of the property and assets of the corporation, all debts, obligations and liabilities of the corporation (including, but without limitation of the generality of any of the foregoing, any or all debts, obligations, liabilities or claims of any and every kind and nature, whether fixed, accrued, or unmatured, and any reserves or charges, determined in accordance with generally accepted accounting principles, for any or all thereof, whether for taxes, including estimated taxes or unrealized book profits, expenses, contingencies or otherwise).

         The net asset value per share of a Series of the Common Stock of the corporation shall be determined by adding the total market or appraised value of the property and assets of the relevant series of the corporation, subtracting the liabilities determined by the Board of Directors to be applicable to that series, allocating any general assets and general liabilities to that series, and dividing the net result by the total number of shares of its Common Stock then issued and outstanding for such series, including any shares sold by the corporation up to and including the date as of which such net asset value is to be determined whether or not certificates therefor have actually been issued. In case the net asset value of each share so determined shall include a fraction of one cent, such net asset value of each share shall be adjusted to the nearest full cent.

         2. To the extent permitted by law, and except in the case of a national financial emergency, the corporation shall redeem shares of its Common Stock from its stockholders upon request of the holder thereof received by the corporation or its designated agent during business hours of any business day, provided that such request must be accompanied by surrender of outstanding certificate or certificates for such shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such shares (or, on such request in the event no certificate is outstanding)by, or pursuant to the direction of the Board of Directors of the corporation, and accompanied by proper stock transfer stamps. Shares redeemed upon any such request shall be purchased by the corporation at the net asset value of such shares determined in the manner provided in Paragraph (1) of this Article Seventh, and in accordance with the redemption procedures prescribed in the then current Prospectus for the applicable series of shares of the corporation.

         Payments for shares of its Common Stock so redeemed by the corporation shall be made from the assets of the applicable series in cash, except payment for such shares may, at the option of the Board of Directors, or such officer or officers as they may duly authorize for the purpose in their complete discretion, be made from the assets of that series in kind or partially in cash and partially in kind. In case of any payment in kind the Board of Directors, or their delegate, shall have absolute discretion as to what security or securities of such series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the current net asset value of the series of the corporation's shares, provided that any stockholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the Investment Company Act of 1940 shall receive cash.

         Payment for shares of its Common Stock so redeemed by the corporation shall be made by the corporation as provided above within seven days after the date which such shares are deposited; provided, however, that if payment shall be made by delivery of assets of the corporation, as provided above, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered may be made, but not necessarily within such seven day period.

         The right of any holder of shares of the Common Stock of the corporation to receive dividends thereon and all other rights of such stockholder with respect to the shares so redeemed by the corporation shall cease and determine from and after the time as of which the purchase price of such shares shall be fixed, as provided above, except the right of such stockholder to receive payment for such shares as provided for herein.

         For the purposes of these Articles of Incorporation, a "national financial emergency" is defined as the whole or any part of any period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the corporation of securities owned by such series is not reasonably practicable or it is not reasonably practicable for the corporation fairly to determine the value of the net assets of such series, or (iv) during any other period when the Securities and Exchange Commission (or any succeeding governmental authority) may for the protection of security holders of the corporation by order permit suspension of the right of redemption or postponement of the date of payment on redemption; provided that applicable rules regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in
(ii), (iii), or (iv) exist. The Board of Directors may, in its discretion, declare the suspension described in (iv) above at an end, and such other suspension relating to a national financial emergency shall terminate as the case may be on the first business day on which said Stock Exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by said Commission or succeeding authority, the determination of the Board of Directors shall be conclusive).

         3. The Board of Directors, may from time to time, without the vote or consent of stockholders, establish uniform standards with respect to the minimum net asset value of a stockholder account or a minimum investment which may be made by a stockholder. The Board of Directors may authorize the closing of those stockholder accounts not meeting the specified minimum standards of net asset value by redeeming all of the shares in such accounts, provided there is mailed to each affected stockholder account, at least thirty (30) days prior to the planned redemption date, a notice setting forth the minimum account size requirement and the date on which the account will be closed if the minimum size requirement is not met prior to said closing date.

         EIGHTH: (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

         (b) No provision of this Article shall be effective to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         (c) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No amendment to the Articles of Incorporation of the corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

         NINTH: Subject to the Investment Company Act of 1940, as amended, each of the following actions, to the extent required to be approved by the shareholders under Maryland General Corporation Law, shall be approved by a majority of all votes entitled to be cast on the matter:

         (i) Amendment or amendment and restatement of the Articles;

         (ii) Reduction of stated capital;

         (iii) Consolidation, merger, share exchange or transfer of assets;

         (iv) Distribution in partial liquidation; or

         (v) Voluntary dissolution.

         TENTH: The corporation expressly reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and all rights, contract and otherwise, conferred herein upon the stockholders are granted subject to such reservation.

         ELEVENTH: The corporation expressly agrees and acknowledges that the names "Delaware Group" and "Delaware Group Cash Reserve" are the sole property of Delaware Management Company, Inc. ("DMC"), that similar names are used by funds in the investment business which are affiliated with DMC, and that the corporation's use of such name is with permission of DMC. The corporation further expressly agrees and acknowledges that its use of such name may be terminated by DMC if the corporation ceases to use DMC as its investment advisor or Delaware Distributors, Inc. ("DDI") as its principal underwriter (or to use affiliates of DMC and DDI for such purposes). The corporation further expressly agrees and acknowledges that in such event DMC may require the corporation to present to its shareholders, at the next annual or special meeting of the corporation held after such request, a proposal to change the name of the corporation to delete reference to the name "Delaware Group." The corporation further expressly agrees and acknowledges in such event to use its best efforts to promptly comply with such request to change its name and that the Board of Directors of the corporation shall recommend such a proposal to its shareholders. The corporation further expressly acknowledges and agrees, upon shareholder approval of such a proposal, to make and cause to be made such filings to effect the change of name as may be necessary with the State of Maryland, the United States Securities and Exchange Commission, or other regulatory authorities.

         IN WITNESS WHEREOF, the undersigned incorporator of Delaware Group Cash Reserve, Inc. who executed the foregoing Articles of Incorporation hereby acknowledges the same to be his act and further acknowledges that, to the best of his knowledge the matters and facts set forth therein are true in all material respects, under the penalties of perjury.

         Dated the 10th day of September, 1990.

         /s/Eric E. Miller
         ------------------
         Eric E. Miller